Exhibit 21.1

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

Name of Subsidiary	State, Territory or Country of Origin
Integrity Title Agency, LLC	Alaska
United Title Guaranty Agency, LLC	Alaska
Citizens Title Agency of Arizona, LLC	Arizona
Citizens Title & Trust	Arizona
F.A.S.B., Inc.	Arizona
Safe Harbor Funding, LLC	Arizona
Safford Title Agency, Inc.	Arizona
H/7 Corporation	Arizona
Stewart Title & Trust of Tucson	Arizona
Stewart Title of Arkansas, LLC	Arkansas
AmSac Rivers Escrow, Inc.	California
API Properties Corporation	California
Asset Preservation, Inc.	California
Cuesta Title Company	California
Intercity Capital Corporation	California
Intercity Escrow Services	California
Quantum Leap Realty Technologies, Inc.	California
Stewart Default Services	California
SIFS, LLC	California
Stewart Title of California, Inc.	California
Reveal Systems, Inc.	Colorado
SAB Holdings, LLC	Colorado
Electronic Closing Services, Inc.	Delaware
PMH Financial, LLC	Delaware
Stewart Institutional Exchange Services, LLC	Delaware
Stewart Title & Trust of Phoenix, Inc.	Delaware
Stewart Properties of Tampa, Inc.	Florida
Stewart Vacation Ownership Title Agency, Inc.	Florida
Hannaford Abstract & Title Company, Inc.	Kansas
McPherson County Abstract and Title Company, Inc.	Kansas
Kemp Title Agency, LLC	Kentucky
Stewart Title Group, LLC	Maryland
Stewart Title of Maryland, Inc.	Maryland
Stewart Title of Minnesota, Inc.	Minnesota
CBKC Title & Escrow, LLC	Missouri
CBKC Title Holdings, LLC	Missouri

Name of Subsidiary	State, Territory or Country of Origin
Heart of America Title & Escrow, LLC	Missouri
Heart of America Title & Escrow Holdings, LLC	Missouri
Metropolitan Title & Escrow, LLC	Missouri
API Properties Nevada, Inc.	Nevada
Stewart Title of Albuquerque, LLC	New Mexico
Monroe—Gorman Title Agency, LLC	New York
Parked Properties NY, Inc.	New York
Stewart Title Insurance Company	New York
First Choice Title and Escrow, LLC	North Dakota
Red River Title Services, Inc.	North Dakota
RET Solutions, LLC	Ohio
Oklahoma Land Title Services, LLC	Oklahoma
Stewart Abstract & Title of Oklahoma, an Oklahoma Corporation	Oklahoma
Yankton Title Company, Inc.	South Dakota
Elite Title Partnership	Tennessee
Memorial Title, LLC	Tennessee
Summit Land Title, LLC	Tennessee
ABC Title, LLC	Texas
Advantage Title of Ft. Bend, LC	Texas
Advantage Title of Travis County, LC	Texas
Advantage Title Solutions, LLC	Texas
Central Texas Title, LLC	Texas
Chadco Builders, Inc.	Texas
Classic Title Company, LLC	Texas
Crown Title Company of Houston, LLC	Texas
Dominion Title, LLC	Texas
Dominion Title of Dallas, LLC	Texas
E Title, Inc.	Texas
Fulghum, Inc.	Texas
GESS Management, LLC	Texas
GESS Real Estate Investments, LP	Texas
Gracy Title Company, LC	Texas
Graystone Title Company, LLC	Texas
HMH Title Company, LLC	Texas
Home Retention Services, Inc.	Texas
I.H. Title Company, LLC	Texas
IT24 of Houston, LLC	Texas
Landon Title Company, LLC	Texas
LCH Title Company, LLC	Texas
Millennium Title of Houston, LC	Texas
Millennium Title Company of North Texas, LLC	Texas
National Transfer Services, LLC	Texas

Name of Subsidiary	State, Territory or Country of Origin
NETC Title Company, LLC	Texas
Paradigm Title, LLC	Texas
Priority Title Company of Dallas, LC	Texas
Priority Title Company of Houston, LC	Texas
Professional Real Estate Tax Service, LLC	Texas
Professional Real Estate Tax Service of North Texas, LLC	Texas
PropertyInfo Corporation	Texas
PSI-Fire, L.P.	Texas
Red Oak Title, LLC	Texas
S&S Title Company LLC	Texas
Stewart Financial Services, Inc.	Texas
Stewart Lender Services, Inc.	Texas
Stewart Solutions, LLC	Texas
Stewart Title Company	Texas
Stewart Title Guaranty Company	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of the Coastal Bend, Inc.	Texas
Strategic Title Company, LLC	Texas
Texarkana Title and Abstract Company, Inc.	Texas
U.S. Title Company of Wichita County I, Ltd.	Texas
Bonneville Superior Title Company, Inc.	Utah
Kanawha Land Title Services, LLC	Virginia
Richmond Settlement Solutions, LLC	Virginia
Signature & Stewart Settlement Services, Inc.	Virginia
Stewart Title & Escrow, Inc.	Virginia
Stewart Title & Settlement Services, Inc.	Virginia
Stewart Title of Shenandoah Valley, LC	Virginia
Stewart Title of Spokane, LLC	Washington
Stewart Title Co. of Gillette, Inc.	Wyoming
Stewart Lender Services — Latin America, S.A.	Costa Rica
Stewart Title Guaranty de México, S.A. de C.V.	Mexico
CTO 24/7 (Private) Limited	Pakistan
Stewart Title sp. z o.o.	Poland
San Juan Abstract Company, Inc.	Puerto Rico
Advantage Title Solutions, S.R.L.	Romania
Stewart Title Limited	United Kingdom

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